UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2005
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                     Transnational Financial Network, Inc.
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        (Exact name of small business issuer as specified in its charter)


California                            1-14219                     94-2964195
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(State or other jurisdiction          (Commission File       (I.R.S.Employer
-
of incorporation)                        Number)             Identification No.)

401 Taraval Street, San Francisco, CA                             94116
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(Address of principal executive offices)                          (Zip Code)



(Registrant's telephone number, including area code: (415) 242-7800




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(Former name, former address and former fiscal year, if changed since last report)




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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

Jack Thrift, the Company's Chief Financial Officer resigned effective February 11, 2005.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: February 14, 2005
                                           Transnational Financial Corporation


                                          /s/ Joseph Kristul
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                                        Joseph Kristul, Chief Executive Office